EXHIBIT 99-2

         TEXT OF INVESTOR RELATIONS SLIDESHOW/ELECTRONIC ROADSHOW IN USE
                          BEGINNING SEPTEMBER 7, 2001

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                           FORWARD-LOOKING STATEMENTS

Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. These forward-looking statements speak only as of this date. HEALTHSOUTH undertakes no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. Please refer to our SEC filings for a description of some of the factors that may affect the accuracy of such forward-looking statements.
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                           MANAGEMENT REPRESENTATIVES

o        Bill Owens       --   President and Chief Operating Officer
o        Weston Smith     --   Executive Vice President and  Chief Financial
                               Officer
o        Tadd McVay       --   Executive Vice President and Treasurer

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                                     AGENDA

o        Offering Summary
o        Overview of HEALTHSOUTH
o        Overview of Operating Segments
o        Financial Overview
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                            PROPOSED OFFERING SUMMARY

o        Issuer:           HEALTHSOUTH Corporation
o        Amount:           $500 Million
o        Ranking:          Senior Notes
o        Maturity:         5 year and/or 10 year
o        Format:           Rule 144A with Registration Rights
o        Rating:           Ba1 / BBB- (Stable Outlook)
o        Use of Proceeds:  Repay Bank Debt
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

                          KEY INVESTMENT CONSIDERATIONS

o Leading Provider in Core Business Lines & One of the Largest Healthcare Providers in the US
o Strong Credit Profile due to High Cash Flow Margins & Conservative Balance
  Sheet
o Strategy Focused on Maximizing the Financial Performance and Value of the Core Franchise
o Network of High-Quality, State-of-the-Art Facilities
o Strong Commitment to Investment Grade Rating
o Experienced and Deep Management Team
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                                COMPANY OVERVIEW
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                           LEADING HEALTHCARE PROVIDER

o Over 1,900 Facilities in all 50 States and Every Major Metropolitan Market
o Largest Operator of:
  - Inpatient and Outpatient Rehabilitation Facilities
  - Freestanding Outpatient Surgery Centers
  - Freestanding Diagnostic Centers
o Over $4.0 Billion in Revenue with $1.2 Billion EBITDA Run Rate
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                   SIGNIFICANT PRESENCE IN EVERY MAJOR MARKET
                                  [Map omitted]

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                           LEADING HEALTHCARE PROVIDER

o Strong Credit Profile due to High Cash Flow Margins and Conservative Balance Sheet
o Up to 100,000 Patients Treated per Day
o Approximately 85,000 Referring Physicians
o Excellent Relationships with National and Regional Payors
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

                                LEADING FRANCHISE

o No One Can Duplicate What HRC Has Built Over the Last 17 Years
o HRC Has "Virtual Patent" on Ambulatory Healthcare Delivery
o HRC Has "Virtual Patent" on Freestanding Inpatient Rehabilitation Care
o HRC Leads the Industry in All Core Business Lines
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                           EXPERIENCED MANAGEMENT TEAM

-------------------------------------------------------------------------------------------------------------
NAME                            TITLE AND POSITION                                    AGE       YEARS WITH
                                                                                                 COMPANY
-------------------------------------------------------------------------------------------------------------
Richard M. Scrushy              Chairman and Chief Executive Officer                  49            17
William T. Owens                President and Chief Operating Officer; Director       42            15
Patrick A. Foster               President - Inpatient Services                        55            7
Larry D. Taylor                 President - Ambulatory Services                       43            14
Thomas W. Carman                EVP - Corporate Development                           50            16
William W. Horton               EVP and Corporate Counsel                             41            7
Malcolm E. McVay                EVP and Treasuerer                                    39            2
Weston L. Smith                 EVP and Chief Financial Officer                       40            14
Brandon O. Hale                 SVP - Administration and Secretary                    51            14
Susan M. Jones                  SVP - Reimbursement                                   36            11



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                               PROVIDER OF CHOICE

o Demographics Favor Outpatient Services Over Traditional Acute-Care Offerings
o Our Integrated Service Model Moves the Patient Through the System More Efficiently
o HRC Is a Leader in Technological Advances
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                            STRONG BRAND RECOGNITION

o Strong Brand Name Reflects
  - Service Excellence
  - Superior Patient Outcomes
  - Exceptional Patient Satisfaction
o Branding Efforts Encourage Repeat Business (Same Store Growth)
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

                                PARTNER OF CHOICE

o Strong Physician Relationships
  - Approximately 85,000 Referring Physicians
  - Superior Clinical Outcomes
  - Convenience, Efficiency and State-of-the-Art Equipment
  - Professional Websites and Web-Enabled Scheduling for Affiliated Physicians
o Strong Payor Relationships
  - National Footprint
  - Proven, Cost-Effective Outcomes
  - Preferred Partner for National Electronic Claims Platform
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                          HRC'S COMPETITIVE ADVANTAGES

o Unique National Presence
o Strong Brand Equity and Relationships with Leading Professional and Amateur Sports Organizations

                                [Graphic Omitted]

o Extensive Orthopaedic Expertise ("Best Practice" Techniques)
o Low-Cost, Efficient Provider
o Superior Clinical Outcomes with Exceptional Patient Satisfaction
o Nationwide Credentialing Program
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                                BUSINESS OVERVIEW
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                    SUBSTANTIAL AND DIVERSIFIED REVENUE BASE
                        LTM TOTAL REVENUE: $4,327 MILLION

                                [Graphic omitted]
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

                            OUTPATIENT REHABILITATION

Services provided include rehabilitation programs for orthopaedic, sports and work-related injuries

o Market Size = $10 Billion
o Estimated Annual Industry Growth Rate of 5%
o Payor Mix = 10% Medicare; 90% Non-Medicare
o HEALTHSOUTH:
  -   #1 Market Share (10%)
  -   1,432 Outpatient Rehabilitation Centers in All 50 States and the UK
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                               OUTPATIENT SURGERY

Provider of orthopaedic, plastic, ENT and other surgical procedures on an outpatient basis

o Market Size = $6 Billion
o Estimated Annual Industry Growth Rate of 7-9%
o Payor Mix = 20% Medicare; 80% Non-Medicare
o HEALTHSOUTH:
  -   #1 Market Share (16%)
  -   216 Surgery Centers in 38 States
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                           SURGERY CENTER INITIATIVES

o Opportunity to Bring in New Surgeons To Drive Case Volumes
o Goal of Adding 1,000 New Surgical Partners
o Operating at 50% Capacity Today; Incremental Volume Generates High EBITDA Margin (40%+)
o Focus on Orthopaedics and Plastics
  -   Superior Pricing
  -   High Private Pay on Plastics
o Solidifies Physician Relationship
o Enhances Cross-Referrals for Physical Therapy and Diagnostic
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                       SURGERY CENTER INITIATIVES (CONT'D)

o 1,000 New Surgical Partners
o Perform 1 Case per Day
o Average Pricing of $1,100/Case
o 40% EBITDA Margin
o HRC Ownership Decreases From 67% to 60%

Result:  Approximately $111MM Incremental EBITDA
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

                       SURGERY CENTERS INITIATIVES UPDATE

o Added 282 New Physicians in 2000
  - Majority Added in 4Q00
o Increased Physician Base 7% in 2000 Due to Syndication
o Added Approximately 143 New Physicians Year To Date 2001
o Syndication Efforts Paying Off:  Same Store Growth of 7.2% in 2Q01
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                               DIAGNOSTIC IMAGING

Provider of imaging services, including magnetic resonance imaging (MRI), computerized tomography (CT), X-rays, ultrasounds, mammography and fluoroscopy

o Market Size = $8 Billion
o Estimated Annual Industry Growth Rate of 8 - 10%
o Payor Mix = 15% Medicare; 85% Non-Medicare
o HEALTHSOUTH:
  - #1 Market Share (4%)
  - 140 Diagnostic Centers in 30 States and the UK
  - Ideal Strategic and Operational Fit with Other Business Lines
  - Significant Cross-Referral Opportunities
  - Completes Patient Care Cycle
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                            INPATIENT REHABILITATION

Provider of rehabilitation services for orthopaedic conditions, strokes, brain and spinal cord injuries, neuromuscular disease and amputees

o Market Size = 35,000 Beds and 450,000 Patients per Year
o Estimated Annual Industry Growth Rate of 4-5%
o Payor Mix = 70% Medicare; 30% Non-Medicare
o HEALTHSOUTH:
  - #1 Market Share (10%)
  - 60% of All Freestanding Inpatient Rehabilitation Facilities
  - 22% of All Inpatient Rehabilitation Beds
  - 120 Facilities with 7,556 Beds
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


                       INPATIENT REHABILITATION PPS UPDATE

o Final Rules & Rates Issued August 7, 2001
o Implementation Scheduled for January 1, 2002
o Final Rule Improvements:
  - Base Rate (Before Adjustments) of $11,838 per Discharge - Up from $11,509 in Preliminary Rules
  - HRC Expects Approximately $11,200 per Discharge
  - Patient Assessment Changed to Industry Standard FIM Scores - Less Costly than Preliminary Version

                HIGHER REIMBURSEMENT, LOWER ADMINISTRATIVE COSTS
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                          INPATIENT REHABILITATION PPS
                              FAVORABLE COST TRENDS


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                                     1997            1998          1999            Current
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
Cost per Medicare Discharge        $11,504         $10,754        $9,940          ~ $9,600
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Medicare Discharges                 60,036          60,606        65,927           ~70,000
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

                POTENTIAL IMPACTS OF INPATIENT REHABILITATION PPS

o Potential Impact of PPS at Full Implementation:

      $1,600 x 70,000 Discharges = $112MM (Pre-tax)
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                               FINANCIAL OVERVIEW
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                            PRIOR OPERATING STRATEGY

o Rapid Acquisition/Consolidation Focus
o Establish Nationwide Network
o Substantial CapEx Required to Upgrade to HRC Standards
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                           CURRENT OPERATING STRATEGY

o Increase Utilization of Existing Facilities (Minimal CapEx)
o Fuel Growth with De Novo Development in Select Markets
o Incorporate Technological Innovations/Partnerships to Drive Efficiencies
o Strict Return Requirements (20% ROE Hurdle Rate)

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

                       RESULT: SUBSTANTIAL FREE CASH FLOW

Change in Operating Strategy Leads to:
o High Internal Growth Rates
o Expanding Operating Margins
o Less Integration Risk
o Substantial Free Cash Flow

HRC MOVING FROM GROWTH BY ACQUISITION TO
STRONG, SUSTAINABLE GROWTH FROM OPERATIONS
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                            SECOND QUARTER HIGHLIGHTS

o Record Quarterly Revenues of $1.1 Billion (Up 9% Over 2Q00 excluding Occupational Medicine Division)
o EBITDA Margin Improvement (28.1% vs. 26.6% in 2Q00)
o Operating Earnings Up 27% (vs. 2Q00)
o Same Store Volume Growth Across All Business Lines
o Pricing Increases Across All Business Lines
o $0.21 EPS Exceeded Consensus Estimate of $0.20 (Up 24%)
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                            2001 YTD ACCOMPLISHMENTS

o DSO's Down 5 Days YTD (Currently 76 Days)
o Reduced Debt by $111MM YTD
o Early Retirement of $400MM Secondary Line of Credit
o Divestitures
  - Occupational Medicine Business (4/1/01)
  - Richmond Medical Center (6/29/01)
o On Pace with Annual CapEx Budget of $350-$450MM
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                   FREE CASH FLOW GENERATION AND DELEVERAGING

($US in millions)


                       6/30/00                   6/30/01              Variance
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LTM Debt/EBITDA          3.0x                       2.6x               (0.4x)
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Bank Debt              $1,776                     $1,205               ($571)
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Total Debt             $3,260                     $3,101               ($159)
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                                  REVENUE TREND
                                [Graphic omitted]
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

                                  EBITDA Trend
                                [Graphic omitted]
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                               EBITDA MARGIN TREND
                                [Graphic omitted]
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                                SOURCES AND USES

Sources                ($mm)  Uses                              ($mm)
Senior Notes          $500.0  Repay Bank Debt                  $491.8
                              Estimated Fees and Expenses         8.3

Total                 $500.0                                   $500.0

PRO FORMA REVOLVER AVAILABILITY OF APPROXIMATELY $1.0B
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                            PRO FORMA CAPITALIZATION

($mm)



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                                         MATURITY                      6/30/01           PF CLOSING (1)
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
Revolving Credit Facility ($1.75bn)        2003                       $1,205.0                $713.3
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6.875% Senior Notes                        2005                          250.0                 250.0
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7.000% Senior Notes                        2008                          250.0                 250.0
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8.500% Senior Notes                        2008                          375.0                 375.0
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  `New' Senior Notes                    2006/2011                           --                 500.0
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TOTAL SENIOR DEBT                                                       $2,080              $2,088.3
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10.750% Senior Sub Notes                   2008                         $350.0                $350.0
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3.250% Convertible Subordinated
Debentures                                 2003                          567.8                 567.8
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Other Debt                                                               103.5                 103.5
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TOTAL DEBT                                                            $3,101.3              $3,109.5
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STOCKHOLDERS' EQUITY                                                  $3,614.1              $3,614.1
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TOTAL CAPITALIZATION                                                  $6,715.4              $6,723.6
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


(1)      PF Closing as of 9/01
(2)      LTM EBITDA of $1.193 billion as of 6/30/01
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


                           PRO FORMA CREDIT STATISTICS

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                                                             LTM 6/30/01
EBITDA/Net Interest Expense                                     5.28x
EBITDA-Capex/Net Interest Expense                               2.94x
Senior Debt/EBITDA                                              1.75x
Total Debt/EBITDA                                               2.61x
Total Debt/Total Capitalization                                 46.2%
Upon Consummation of the Transaction, HEALTHSOUTH Will Remain Conservatively Capitalized

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                                     SUMMARY

o Leading Provider in Core Business Lines & One of the Largest Healthcare Providers in the US
o Strong Credit Profile due to High Cash Flow Margins &
  Conservative Balance Sheet
o Strategy Focused on Maximizing the Financial
  Performance and Value of the Core Franchise
o Network of High-Quality,
  State-of-the-Art Facilities
o Strong Commitment to Investment Grade Rating
o Experienced and Deep Management Team